UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 15, 2006 (June 15, 2006)

Brookdale Senior Living Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32641	20-3068069
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 North Wabash, Suite 1400, Chicago, Illinois	60611
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(312) 977-3700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

On June 15, 2006, Brookdale Senior Living Inc. issued a press release, attached hereto and incorporated herein by reference as Exhibit 99.1, announcing that its Board of Directors has declared a quarterly cash dividend on its common stock of $0.35 per share for the quarter ending June 30, 2006, payable on July 17, 2006 to holders of record of Brookdale Senior Living's common stock on June 30, 2006.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release dated June 15, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKDALE SENIOR LIVING INC.

(Registrant)

/s/ Deborah C. Paskin

Deborah C. Paskin

Executive Vice President, General Counsel and Secretary

Date: June 15, 2006

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press Release dated June 15, 2006

3